                                                                       Exhibit 3


                            JOINT FILING AGREEMENT
                            ----------------------

     Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: July 6, 1999

                                   KELSO  INVESTMENT ASSOCIATES VI, L.P.

                                   By:   Kelso GP VI, LLC, its
                                         General Partner

                                   By:          *
                                         --------------------------------


                                   KEP VI, LLC

                                   By:          *
                                         --------------------------------


                                   KELSO GP VI, LLC


                                   By:          *
                                         --------------------------------


                                   RSJ ACQUISITION CO.

                                   /s/ James J. Connors, II.
                                   --------------------------------------

                                   By: James J. Connors, II.



                                                *
                                   --------------------------------------
                                       Frank T. Nickell

                                                *
                                   --------------------------------------

                                       George E. Matelich



                                                *
                                   --------------------------------------

                                       Thomas R. Wall, IV



                                                *
                                   --------------------------------------

                                       Frank K. Bynum, Jr.



                                                *
                                   --------------------------------------

                                       Michael B. Goldberg



                                                *
                                   --------------------------------------

                                       David I. Wahrhaftig



                                                *
                                   --------------------------------------

                                       Philip E. Berney

*  By:  /s/ James J. Connors, II
        James J. Connors, II
        Attorney-in-Fact

                                       2